SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (date of earliest event reported):
                     September 4, 2003 (September 4, 2003)

                             LASERSIGHT INCORPORATED
                             -----------------------
              Exact name of registrant as specified in its charter

                                    Delaware
                                    --------
                  State or other jurisdiction of incorporation

                0-19671                             65-0273162
                -------                             ----------
          Commission File Number                  I.R.S. Employer
                                                 Identification No.

              6903 University Boulevard, Winter Park, Florida 32792
              -----------------------------------------------------
                     Address of Principal Executive offices

       Registrant's telephone number, including area code: (407) 678-9900
                                                           --------------


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Item 5. Other Events and Regulation FD Disclosure

LaserSight Incorporated issued a press release dated September 4, 2003 related to a late SEC filing and extension of a lending agreement and other pending matters.

Item 7. Financial Statements and Exhibits.

      (a)   Financial statements:

            Not applicable.

      (b)   Pro forma financial information:

            Not applicable.

      (c)   Exhibits:

            Exhibit 99        Press release dated September 4, 2003

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 LaserSight Incorporated

Date: September 4, 2003                      By: /s/ Danghui ("David") Liu
                                                 -------------------------
                                                 Danghui ("David") Liu
                                                 Interim Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit 99        Press release dated September 4, 2003.